UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2019 (March 29, 2019)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets

As previously disclosed, on February 21, 2019, and as subsequently amended on March 4, 2019, certain wholly-owned subsidiaries of Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership through which Mack-Cali Realty Corporation (the “General Partner”), conducts substantially all of its operations, entered into two (2) agreements of purchase and sale (collectively, the “Agreements”) with RMC Acquisition Entity, LLC (the “Purchaser”), a Delaware limited liability company affiliated with the Robert Martin Company, LLC (“RMC”).  The Operating Partnership and the General Partner are collectively defined as the “Company”. Pursuant to the Agreements, the Company agreed to sell to the Purchaser all of the Company’s right, title and interest in and to certain fee and leasehold interests in a portfolio of 56 office/flex buildings and associated real property located in Westchester County, New York and Stamford, Connecticut aggregating approximately 3.1 million square feet of office/flex space, (collectively, the “Flex Portfolio”) for an aggregate purchase price of $487,500,000 (the “Purchase Price”).

On March 29, 2019, the Company completed the sale of the Flex Portfolio to the Purchaser for the Purchase Price.  The Company estimates to record a gain on the sale of the Flex Portfolio of approximately $250 million.  The Company received net sales proceeds of approximately $461 million, $251.1 million of which were held by a qualified intermediary at the completion of the transaction, which is included in deferred charges, goodwill and other assets, net (classified as a non-cash event).  Additionally, included in the purchase consideration for the sale was the redemption by the Purchaser of 301,638 common units in the Operating Partnership, valued at $6.6 million pursuant to the Agreements.  The Company used the net cash received at the closing, after closing costs, pro-rations, security deposit transfers and other credits, of approximately $209.9 million, as follows: (1) repaid $119.9 million of outstanding borrowings under its unsecured revolving credit facility; and (2) paid down $90 million of its $350 unsecured term loan.  A copy of the General Partner’s press release announcing the completion of the sale of the Flex Portfolio is filed as Exhibit 99.1 hereto.

Item 9.01                                           Financial Statements and Exhibits

(b) Pro Forma Financial Information - The following unaudited pro forma financial statements of the General Partner and the Operating Partnership are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

(d)  Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release of Mack-Cali Realty Corporation dated April 3, 2019.

2

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release of Mack-Cali Realty Corporation dated April 3, 2019.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 3, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 3, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

4

Mack-Cali Realty Corporation and Subsidiaries

Mack-Cali Cali Realty, L.P. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements

The unaudited pro forma financial information should be read in conjunction with the financial statements and notes of the General Partner and the Operating Partnership included in its annual report filed on Form 10-K for the year ended December 31, 2018, (filed February 20, 2019).

The unaudited pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”) to give effect to the sale of the Flex Portfolio, less closing costs, which closed on March 29, 2019.  This pro forma financial information also reflects the use of proceeds described above, including the repayment of the Company’s $119.9 million of outstanding borrowings under its unsecured revolving credit facility and the pay down of $90 million of the Company’s $350 unsecured term loan.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2018 give effect to the Flex Portfolio disposition described above as if it had occurred on January 1, 2018, and the impact on interest expense of debt paydowns as if those paydowns occurred on January 1, 2018.

In the opinion of the General Partner’s and Operating Partnership’s management, all adjustments necessary to reflect the effects of the transaction described above have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the General Partner’s and Operating Partnership’s actual results of operations or financial condition would have been had the transaction occurred on the date indicated, nor does it purport to represent the future results of operations or financial condition of the General Partner or the Operating Partnership.

MACK-CALI REALTY CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2018

(Unaudited; in thousands, except per share amounts)

		Pro forma
	Historical (a)	Adjustments (b)	Pro forma
ASSETS
Rental Property
Land and leasehold interests	$807,236	$(38,402)	$768,834
Buildings and Improvements	4,109,797	(302,486)	3,807,311
Tenant improvements	335,266	(30,437)	304,829
Furniture, fixtures and equipment	53,718	—	53,718
	5,306,017	(371,325)	4,934,692
Less - accumulated depreciation and amortization	(1,097,868)	175,818	(922,050)
	4,208,149	(195,507)	4,012,642
Rental property held for sale, net	108,848	—	108,848
Net investment in rental property	4,316,997	(195,507)	4,121,490
Cash and cash equivalents	29,633	—	29,633
Restricted cash	19,921	—	19,921
Investments in unconsolidated joint ventures	232,750	—	232,750
Unbilled rents receivable, net	100,737	(11,001)	89,736
Deferred charges, goodwill and other assets, net	355,234	237,449	592,683
Accounts receivable, net of allowance for doubtful accounts of $1,108	5,372	(269)	5,103

Total assets	$5,060,644	$30,672	$5,091,316

LIABILITIES AND EQUITY
Senior unsecured notes, net	$570,314	$—	$570,314
Unsecured revolving credit facility and term loans	790,939	(209,928)	581,011
Mortgages, loans payable and other obligations, net	1,431,398	—	1,431,398
Dividends and distributions payable	21,877	—	21,877
Accounts payable, accrued expenses and other liabilities	168,115	(444)	167,671
Rent received in advance and security deposits	41,244	(7,556)	33,688
Accrued interest payable	9,117	—	9,117
Total liabilities	3,033,004	(217,928)	2,815,076
Commitments and contingencies

Redeemable noncontrolling interests	330,459	—	330,459

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized, 90,320,306 shares outstanding	903	—	903
Additional paid-in capital	2,561,503	—	2,561,503
Dividends in excess of net earnings	(1,084,518)	228,297	(856,221)
Accumulated other comprehensive income	8,770	—	8,770
Total Mack-Cali Realty Corporation stockholders’ equity	1,486,658	228,297	1,714,955

Noncontrolling interests in subsidiaries:
Operating Partnership	168,373	20,303	188,676
Consolidated joint ventures	42,150	—	42,150
Total noncontrolling interests in subsidiaries	210,523	20,303	230,826

Total equity	1,697,181	248,600	1,945,781

Total liabilities and equity	$5,060,644	$30,672	$5,091,316

MACK-CALI REALTY, L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2018

(Unaudited; in thousands, except per unit amounts)

		Pro forma
	Historical (a)	Adjustments (b)	Pro forma
ASSETS
Rental Property
Land and leasehold interests	$807,236	$(38,402)	$768,834
Buildings and Improvements	4,109,797	(302,486)	3,807,311
Tenant improvements	335,266	(30,437)	304,829
Furniture, fixtures and equipment	53,718	—	53,718
	5,306,017	(371,325)	4,934,692
Less - accumulated depreciation and amortization	(1,097,868)	175,818	(922,050)
	4,208,149	(195,507)	4,012,642
Rental property held for sale, net	108,848	—	108,848
Net investment in rental property	4,316,997	(195,507)	4,121,490
Cash and cash equivalents	29,633	—	29,633
Restricted cash	19,921	—	19,921
Investments in unconsolidated joint ventures	232,750	—	232,750
Unbilled rents receivable, net	100,737	(11,001)	89,736
Deferred charges, goodwill and other assets, net	355,234	237,449	592,683
Accounts receivable, net of allowance for doubtful accounts of $1,108	5,372	(269)	5,103

Total assets	$5,060,644	$30,672	$5,091,316

LIABILITIES AND EQUITY
Senior unsecured notes, net	$570,314	$—	$570,314
Unsecured revolving credit facility and term loans	790,939	(209,928)	581,011
Mortgages, loans payable and other obligations, net	1,431,398	—	1,431,398
Distributions payable	21,877	—	21,877
Accounts payable, accrued expenses and other liabilities	168,115	(444)	167,671
Rent received in advance and security deposits	41,244	(7,556)	33,688
Accrued interest payable	9,117	—	9,117
Total liabilities	3,033,004	(217,928)	2,815,076
Commitments and contingencies

Redeemable noncontrolling interests	330,459	—	330,459

Partners’ Capital:
General Partner, 90,320,306 common units outstanding	1,413,497	228,297	1,641,794
Limited partners, 10,174,285 common units outstanding	232,764	20,303	253,067
Accumulated other comprehensive income	8,770	—	8,770
Total Mack-Cali Realty. L.P. partners’ capital	1,655,031	248,600	1,903,631

Noncontrolling interests in consolidated joint ventures	42,150	—	42,150

Total equity	1,697,181	248,600	1,945,781

Total liabilities and equity	$5,060,644	$30,672	$5,091,316

MACK-CALI REALTY CORPORATION AND SUBSIDIARIES

MACK-CALI REALTY, L.P. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2018

(Unaudited)

NOTE 1:   PRO FORMA BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheets of the General Partner and the Operating Partnership are presented as if the Flex Portfolio disposition had occurred on December 31, 2018. The following pro forma adjustments are included in the consolidated balance sheets:

(a)                                 Reflects the December 31, 2018 historical consolidated balance sheet of the General Partner and the Operating Partnership, as reported in the Form 10-K (filed February 20, 2019).

(b)                                 Represents adjustments to reflect the Flex Portfolio disposition and use of proceeds, as follows:

•                  The elimination of assets and liabilities attributable to the Flex Portfolio as if the sale had occurred on January 1, 2018.

•                  The pro forma increase to deferred charges, goodwill and other assets, net, resulting from $251.1 million of the sales proceeds to the Company being held by a qualified intermediary with the completion of the sale, as well as approximately $1 million from amounts due from the settlement of hedged interest rate swap agreements resulting from the repayment of debt with sales proceeds, which are classified in this balance sheet account.

•                  The reduction of unsecured credit facility and term loans as a result of the pay down of a total of $209.9 million of debt with the net cash proceeds from the disposition.

•                  The pro forma increase of accounts payable, accrued expenses and other liabilities due to accrued estimated closing costs for the transaction of approximately $3 million.

•                  The reduction of Noncontrolling interests in Operating Partnership and dividends in excess of net earnings for the General Partner, and the reduction of Partners’ Capital for the General Partnership, which resulted from the redemption of 301,638 common units in the Operating Partnership, with a book value of $5 million, as part of the disposition consideration.

•                  The corresponding estimated gain on the sale of the Flex Portfolio disposition in the respective equity accounts.

MACK-CALI REALTY CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(Unaudited; in thousands, except per share amounts)

		Pro forma
	Historical (a)	Adjustments		Pro forma
REVENUES
Base rents	$436,222	$(53,794)	(b)	$382,428
Escalation and recoveries from tenants	44,121	(1,586)	(b)	42,535
Real estate services	17,094	—		17,094
Parking income	22,117	(12)	(b)	22,105
Other income	11,052	(553)	(b)	10,499
Total revenues	530,606	(55,945)		474,661

EXPENSES
Real estate taxes	64,555	(5,404)	(b)	59,151
Utilities	39,054	(2,331)	(b)	36,723
Operating services	102,626	(10,453)	(b)	92,173
Real estate services expenses	17,919	—		17,919
General and administrative	53,988	(46)	(b)	53,942
Depreciation and amortization	174,847	(13,981)	(b)	160,866
Land impairments	24,566	—		24,566
Total expenses	477,555	(32,215)		445,340

OTHER (EXPENSE) INCOME
Interest expense	(83,754)	6,910	(c)	(76,844)
Interest and other investment income (loss)	3,389	—		3,389
Equity in earnings (loss) of unconsolidated joint ventures	(127)	—		(127)
Gain on change of control of interests	14,217	—		14,217
Realized gains (losses) and unrealized losses on disposition of rental property, net	99,436	—		99,436
Gain on disposition of developable land	30,939	—		30,939
Loss from early extinguishment of debt, net	(10,750)	—		(10,750)
Total other income (expense)	53,350	6,910		60,260
Net Income	106,401	(16,820)		89,581
Noncontrolling interest in consolidated joint ventures	1,216	—		1,216
Noncontrolling interest in Operating Partnership	(9,527)	1,920	(b)	(7,607)
Redeemable noncontrolling interest	(13,979)	—		(13,979)
Net income available to common shareholders	$84,111	$(14,900)		$69,211

Basic earnings per common share:
Net income available to common shareholders	$0.80	$(0.16)		$0.64

Diluted earnings per common share:
Net income available to common shareholders	$0.80	$(0.16)		$0.64

Basic weighted average shares outstanding	90,388	—		90,388

Diluted weighted average shares outstanding	100,724	(302)	(d)	100,422

MACK-CALI REALTY, L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(Unaudited; in thousands, except per unit amounts)

		Pro forma
	Historical (a)	Adjustments		Pro forma
REVENUES
Base rents	$436,222	$(53,794)	(b)	$382,428
Escalation and recoveries from tenants	44,121	(1,586)	(b)	42,535
Real estate services	17,094	—		17,094
Parking income	22,117	(12)	(b)	22,105
Other income	11,052	(553)	(b)	10,499
Total revenues	530,606	(55,945)		474,661

EXPENSES
Real estate taxes	64,555	(5,404)	(b)	59,151
Utilities	39,054	(2,331)	(b)	36,723
Operating services	102,626	(10,453)	(b)	92,173
Real estate services expenses	17,919	—		17,919
General and administrative	53,988	(46)	(b)	53,942
Depreciation and amortization	174,847	(13,981)	(b)	160,866
Land impairments	24,566	—		24,566
Total expenses	477,555	(32,215)		445,340

OTHER (EXPENSE) INCOME
Interest expense	(83,754)	6,910	(c)	(76,844)
Interest and other investment income (loss)	3,389	—		3,389
Equity in earnings (loss) of unconsolidated joint ventures	(127)	—		(127)
Gain on change of control of interests	14,217	—		14,217
Realized gains (losses) and unrealized losses on disposition of rental property, net	99,436	—		99,436
Gain on disposition of developable land	30,939	—		30,939
Loss from early extinguishment of debt, net	(10,750)	—		(10,750)
Total other income (expense)	53,350	6,910		60,260
Net income	106,401	(16,820)		89,581
Noncontrolling interest in consolidated joint ventures	1,216	—		1,216
Redeemable noncontrolling interest	(13,979)	—		(13,979)
Net income available to common unitholders	$93,638	$(16,820)		$76,818

Basic earnings per common unit:
Net income available to common unitholders	$0.80	$(0.16)		$0.64

Diluted earnings per common unit:
Net income available to common unitholders	$0.80	$(0.16)		$0.64

Basic weighted average units outstanding	100,634	(302)	(d)	100,332

Diluted weighted average units outstanding	100,724	(302)	(d)	100,422

MACK-CALI REALTY CORPORATION AND SUBSIDIARIES

MACK-CALI REALTY, L.P. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(Unaudited)

NOTE 1:  PRO FORMA BASIS OF PRESENTATION

The unaudited pro forma consolidated statements of operations of the General Partner and the Operating Partnership are presented as if the Flex Portfolio disposition had occurred on January 1, 2018. The following pro forma adjustments are included in the unaudited pro forma consolidated statements of operations:

(a)

Reflects the historical consolidated statements of operations of the General Partner and Operating Partnership as reported in the Form 10-K for the year ended December 31, 2018 (filed February 20, 2019).

(b)

Represents adjustments to reflect the Flex Portfolio disposition as if the sale had occurred on January 1, 2018. The estimated gain, related transaction and debt prepayments costs have not been included in the pro forma consolidated statements of operations.

(c)

Represents the pro forma reduction of interest expense as a result of: (1) the use of the net cash proceeds from the Flex Portfolio disposition being used to pay down $119.9 million of outstanding borrowings under the Company’s unsecured revolving credit facility, which carried a weighted average annual interest rate for 2018 of approximately 3.3 percent; and (2) the repayment of $90 million of the Company’s $350 million unsecured term loan, which carried a fixed effective annual interest rate of 3.28 percent in 2018.

(d)

Represents the pro forma reduction of weighted shares/units for 2018, which resulted from the redemption of 301,638 common units in the Operating Partnership, with a book value of $5 million, as part of the consideration.